UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest reported)  February 19, 2004
                                           -------------------



                             American River Holdings
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



         California                      0-31525               68-0352144
------------------------------     -------------------    ----------------------
 (State or other jurisdiction          (Commission           (IRS Employer
      Of incorporation)                File Number)         Identification No.)



1545 River Park Drive, Suite 107, Sacramento, California          95815
--------------------------------------------------------    --------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (916) 565-6100
                                                     ----------------------

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

                  (14.1)   Code of Ethics


Item 10. Amendment to the Registrant's Code of Ethics.

         Registrant's Board approved an amended Code of Ethics at its Board Meeting held on February 18, 2004. The foregoing description is qualified by reference to the American River Holdings Code of Ethics attached here to as
Exhibit 14.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN RIVER HOLDINGS

                                       /s/ MITCHELL A. DERENZO
                                       -----------------------------------------
                                       Mitchell A. Derenzo
                                       Chief Financial Officer

February 19, 2004

                                INDEX TO EXHIBITS


Exhibit No.       Description                                          Page
-----------       -----------                                          ----

  14.1            American River Holdings Code of Ethics                 4







                                   Page 3 of 5